Exhibit 99.2
Dick’s Sporting Goods, Inc.
Same Store Sales Revisions

	As	As
	Reported	Adjusted
Consolidated
Q1	8.2%	8.2%

Q2	5.7%	5.7%
Q2 YTD	6.8%	6.8%

Q3	5.1%	5.1%
Q3 YTD	6.2%	6.2%

Q4	9.4%	9.3%
Q4 YTD	7.4%	7.2%

Dick’s Sporting Goods Stores
Q1	7.6%	7.6%

Q2	5.6%	5.6%
Q2 YTD	6.5%	6.5%

Q3	3.8%	3.8%
Q3 YTD	5.6%	5.6%

Q4	8.6%	8.6%
Q4 YTD	6.8%	6.5%

Golf Galaxy Stores
Q1	12.4%	12.4%

Q2	2.9%	2.9%
Q2 YTD	6.7%	6.7%

Q3	2.4%	2.4%
Q3 YTD	5.7%	5.6%

Q4	2.2%	2.2%
Q4 YTD	5.1%	5.1%

E-Commerce
Q1	15.2%	15.2%

Q2	28.0%	28.0%
Q2 YTD	21.3%	21.3%

Q3	82.4%	82.4%
Q3 YTD	39.6%	39.6%

Q4	36.3%	36.3%
Q4 YTD	38.1%	38.1%